AMENDMENT NO. 6 TO
LOAN FUNDING AND SERVICING AGREEMENT
(VFCC Transaction with ACS Funding Trust I)

             THIS AMENDMENT NO. 6 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of March 29, 2001 (this “ Amendment”), is entered into by and among ACS FUNDING TRUST I (“Borrower”), as Borrower, AMERICAN CAPITAL STRATEGIES, LTD. (“Servicer”), as Servicer, certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION (“VFCC”), as a Lender, FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as Deal Agent, FIRST UNION NATIONAL BANK (“First Union”), as a Lender and as Liquidity Agent, Wells Fargo Bank Minnesota, National Association (successor-in-interest to Norwest Bank Minnesota, National Association, as Collateral Custodian and the Backup Servicer, and as acknowledged and agreed to by FIRST UNION NATIONAL BANK (“Hedge Counterparty”), as Hedge Counterparty.  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

             WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999 as amended by that Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, Amendment No. 4, dated as of June 16, 2000, and Amendment No. 5, dated as of December 20, 2000 (as amended, the “Agreement”);

             WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

             NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

             SECTION 1.   Amendments.

(a)	The definition of “Availability” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Availability: On any day, the excess of (I) the amount by which (a) the lesser of (i) the product of (A) the Borrowing Base and (B) 75% and (ii) the Facility Amount exceeds (b) an amount necessary to cure any Overcollateralization Shortfall and any Required Equity Shortfall over (II) the Advances Outstanding on such day; provided, however, during the Amortization Period, the Availability shall be zero.”.

(b)	The definition of “Agent’s Account” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Agent’s Account: A special account (account number 2000002391825) in the name of the Deal Agent or, so long as VFCC is the sole Purchaser hereunder, in the name of VFCC, maintained at First Union National Bank.”.

(c)	The definition of “Commitment Termination Date” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Commitment Termination Date: March 30, 2002 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.2(b).”.

(d)	The definition of “Minimum Overcollateralization Percentage” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Minimum Overcollateralization Percentage: 133 1/3%”.

             SECTION 2.  Agreement in Full Force and Effect as Amended.

             Except as specifically amended hereby, the Agreement shall remain in full force and effect.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

             SECTION 3.  Representations.

             Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

             (i)        it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

             (ii)       the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

             (iii)      no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

             (iv)       this Amendment has been duly executed and delivered by it;

             (v)        this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

             (vi)       it is not in default under the Agreement; and

             (vii)     there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

             SECTION 4.   Conditions Precedent.

             The effectiveness of this Amendment is subject to the due execution of this Amendment  by each of the parties hereto.

             SECTION 5.   Miscellaneous.

             (a)        This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

             (b)        The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

             (c)        This Amendment may not be amended or otherwise modified except as provided in the Agreement.

             (d)        First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

             (e)        The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

             (f)        Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

             (g)        This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten oral agreements between the parties.

             (h)        THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

             IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	ACS FUNDING TRUST I

By:
Name:
Title:

ACS Funding Trust I
c/o American Capital Strategies, Ltd.
3 Bethesda Metro Center, Suite 860 Bethesda, Maryland 20814
Attention: President
Facsimile No.: (301) 654-6714
Confirmation No.: (301) 951-6122

THE SERVICER:	AMERICAN CAPITAL STRATEGIES, LTD.

By:
Name:
Title:

American Capital Strategies, Ltd.
3 Bethesda Metro Center, Suite 860
Bethesda, Maryland 20814
Attention: President
Facsimile No.: (301) 654-6714
Confirmation No.: (301 951-6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:	FIRST UNION NATIONAL BANK

By:
Name:
Title:

Commitment: $225,000,000.00

First Union National Bank
One First Union Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
Attention: Capital Markets Credit Administration
Facsimile No.: (704) 374-3254
Confirmation No: (704) 374-4001

LENDER:	VARIABLE FUNDING CAPITAL
CORPORATION

By First Union Securities, Inc.
(successor-in-interest to First Union
Capital Markets Corp.), as attorney-in-fact

By:
Name:
Title:

Variable Funding Capital Corporation
c/o First Union Securities, Inc.
One First Union Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Confirmation No.: (704) 383-9343

With a copy to:

Lord Securities Corp.
2 Wall Street, 19th Floor
Attention: Vice President
Facsimile No.: (212) 346-9012
Confirmation No.: (212) 346-9008

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE BACKUP SERVICER:	WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION (successor-in-
interest to Norwest Bank Minnesota)

By:
Name:
Title:

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, MN 55479-0070
Attention: Corporate Trust Services Asset-Backed Administration
Facsimile No.: (612) 667-3464
Confirmation No.: (612) 667-8058

THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION (successor-in-
interest to Norwest Bank Minnesota)

By:
Name:
Title:

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, MN 55479-0070
Attention: Corporate Trust Services Asset-Backed Administration

Facsimile No.: (612) 667-3464
Confirmation No.: (612) 667-8058

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE DEAL AGENT:	FIRST UNION SECURITIES, INC.
(successor-in-interest to First Union
Capital Markets Corp.)

By:
Name:
Title:

First Union Securities, Inc.
One First Union Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-6036
Telephone No.: (704) 383-9343

LENDER AND LIQUIDITY AGENT FIRST UNION NATIONAL BANK

By:
Name:
Title:

First Union National Bank
One First Union Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
Attention: Capital Markets Credit Administration
Facsimile No.: (704) 374-3254
Telephone No.: (704) 374-4001

Lender Commitment: $10,000,000

Acknowledged and Agreed to
this 29th day of March, 2001.

FIRST UNION NATIONAL BANK,
as the Hedge Counterparty

By:
Name:
Title:

First Union National Bank
One First Union Center, Mail Code: NC0610
Charlotte, North Carolina  28288
Attention:  Capital Markets Credit Administration
Facsimile:  (704) 374-3254
Telephone:  (704) 374-4001